                                                                    EXHIBIT 99.1


                            ASSET PURCHASE AGREEMENT
                            ------------------------

  THIS AGREEMENT is made and entered into as of the 1st day of January, 2001 by and between PNE MEDIA, LLC, a Delaware limited liability company ("PNE"), FOUR WINDS, INC., a South Carolina corporation ("Four Winds") and ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP, a Minnesota limited partnership, or its assignee or designee ("Buyer").

                              W I T N E S S E T H:

  WHEREAS, PNE and Four Winds (collectively referred to herein as the "Seller") operate outdoor advertising assets administered from the Seller's offices in Charleston, Orangeburg and Florence, South Carolina (such business, together with the properties and assets used or usable in the operation thereof, are herein referred to as the "Business");

  WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller all of the properties and assets utilized by the Seller in the operation of the Business, all subject to the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

  SECTION 1.   PURCHASE AND SALE OF ASSETS.

  1.1.    Assets to be Transferred.  On the terms set forth herein, Seller
          ------------------------
agrees to sell to Buyer, and Buyer agrees to purchase from Seller, all of the properties, assets, and business, of every kind and description, wherever located, constituting all of the assets and properties utilized by the Seller in the operation of the Business (collectively the "Assets") other than the Excluded Assets (as hereinafter defined). The Assets include but are not limited to the following:

          (a)  Personal Property and Inventories.  All painted bulletins,
               ---------------------------------
poster panel and other outdoor advertising displays and structures identified on
Schedule 1.1(a) as the "Existing Inventory" and located at the sites listed on
Schedule 1.1(a), and all inventories of materials, work-in-progress, finished products and supplies used in the operation of the Business as of the Closing Date, including Seller's rights with respect to the inventory of sites and potential sites identified on Schedule 1.1(a) as the "New-Build Sites" on which displays and structures have not yet been built. All outdoor advertising sites listed on Schedule 1.1(a) are referred to herein as the "Sites."

          (b)  Real Estate Site Leases.  The leases, licenses, easements and
               -----------------------
other agreements identified on Schedule 1.1(b) granting to Seller the right to place and construct outdoor advertising displays at the Sites, together with all of Seller's improvements on the real property which is the subject matter of such leases and rights and appurtenances thereto, including any renewals, extensions, amendments or modifications thereof, and including all prepaid rents thereunder, and any additional agreements and leases made or entered into by Seller in the ordinary course of business between the date of Schedule 1.1(b) and the Closing Date (the "Site Leases"). Between the date of this Agreement and the Closing Date, Seller shall not terminate any Site Lease except those that lapse or are terminated in the ordinary course of business in accordance with their terms.

          (c)  Permits, Licenses and Authorizations.  The permits, licenses,
               ------------------------------------
permits and authorizations used or useable in the operation of the Business, including those identified on Schedule 1.1(c).

          (d)  Advertising Contracts and Agreements.  All contracts and orders
               ------------------------------------
for the renting of outdoor advertising displays and all other agreements, leases, commitments, executory contracts and orders relating to the Business, including, specifically, the leases and agreements specifically listed on
Schedule 1.1(d) attached hereto, including any renewals, extensions, amendments or modifications thereof, and any additional agreements, leases, commitment, executory contracts and orders made or entered into by the Seller in the ordinary course of business between the date of such Schedule and the Closing Date (the "Advertising Contracts"). Between the date of this Agreement and the Closing Date, Seller shall not terminate any such leases or agreements except those which lapse or are terminated in the ordinary course of business in accordance with their terms.

          (e)  Prepaid Expenses.  All prepaid expenses and other prepaid items
               ----------------
relating to the Business to the extent included in the prorations pursuant to
Section 1.4 hereof.

          (f)  Intangibles.  The good will of the Business as a going concern,
               -----------
including lists of customers and suppliers, correspondence, purchase orders and the general intangibles of the Business.

          (g)  Barter and Trade Receivables.  Barter and trade credits or
               ----------------------------
receivables existing on the Closing Date.

          (h)  Records.  Lease files, advertiser files, and the monthly billing
               -------
sheets reflecting advertiser invoices.

  1.2.    Access to Seller's Records.  Seller shall afford Buyer and its
          --------------------------
employees and agents access from and after the date hereof to all documents and information in Seller's possession as may be reasonably necessary to enable Buyer to conduct its customary due diligence and plan for and see to the efficient and proper conduct of the Business and administration of the Assets from and after the Closing Date, including, without limitation, all historical files and records in connection with the Business.

  1.3     Consideration. (a)  The consideration to be paid by Buyer to
          -------------
Seller for the Assets is $19,000,000 (the "Purchase Price").

          (b) The Site Leases identified on Schedule 1.3(b) are subject to defects as identified on Schedule 1.3(b) (the "Hold-Back Items"). Further, the Seller does not have the leasehold

                                       2
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interest or the permit for the 23 Sites identified on Schedule 1.3(b) as the
"Built Sites" or the 27 Sites identified on Schedule 1.3(b) as the "Unbuilt Sites" but the Seller has an option to acquire such rights. At the Closing, $650,000 of the Purchase Price shall be deposited with an escrow agent acceptable to the Buyer and the Seller (the "Escrow Agent") to be held pursuant to the terms of an escrow agreement acceptable to the Buyer and the Seller (the "Escrow Agreement"). Of the amount deposited in escrow, $250,000 represents the "Hold-Back Amount" to be held with respect to the Hold-Back Items and $400,000 represents the "Option Payment Amount" to be held with respect to the Built Sites and the Unbuilt Sites (collectively the "Optioned Sites").

          (i) With respect to the Optioned Sites, the Seller shall use its best efforts to acquire the leasehold interests and the permits with respect to the Optioned Sites and will transfer to Buyer the leasehold interests and the permits with respect to the Optioned Sites and the structures with respect to the Built Sites (collectively the "Optioned Sites Interests") on or before January 15, 2001. If the Seller has acquired and transferred the Optioned Sites Interests to Buyer on or before January 15, 2001, at the time the Optioned Sites Interests are transferred to Buyer the Seller shall give notice to the Escrow Agent and the Option Payment Amount plus any interest earned on such amount shall be distributed by the Escrow Agent as directed by the Seller. If the Seller has not acquired and transferred the Optioned Sites Interests to Buyer on or before January 15, 2001, on January 16, 2001 the Buyer shall give notice to the Escrow Agent, the Purchase Price shall be reduced by the Option Payment Amount and the Escrow Agent shall distribute to Buyer the Option Payment Amount plus any interest earned on such amount.

          (ii) With respect to the Hold-Back Items, if the Seller has cured the title defect prior to the 180th day following the Closing Date, the Escrow Agent shall distribute to Seller the amount retained for such title defect plus any interest earned on such amount pursuant to the terms of the Escrow Agreement. If any title defect has not been cured by the Seller prior to the 180th day following the Closing Date, the Purchase Price shall be reduced by the amount retained for such title defect and the Escrow Agent shall distribute to Buyer the amount retained for such title defect plus any interest earned on such amount pursuant to the terms of the Escrow Agreement.

          (c) The balance of $18,350,000 (representing the Purchase Price less the Hold-Back Amount and the Option Payment Amount) shall be paid by the Buyer as instructed in writing by the Seller on the Closing Date by federal wire transfer of immediately available funds.

  1.4.    Closing Cut-off.  The operation of the Business and the income and
          ---------------
expenses accrued to the effective time of Closing shall, except as otherwise provided in this Agreement, be for the account of Seller and thereafter shall be for the account of Buyer. The items to be prorated hereunder shall include but not be limited to items such as advertising revenues; power and utility charges; lease rents; billboard permit fees; property taxes assessed during the year in which the Closing Date occurs. Insurance premiums and non-transferable permit or license fees shall not be prorated and do not constitute a part of the Assets.

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

       Prorations shall be determined, insofar as feasible, as of January 1, 2001, and shall be finally determined and paid on the 90th day after the Closing Date. Seller shall prepare for the Closing a list, certified by Seller to be true and correct, delineating the proratable items specified in this Section. Such list shall be supplemented and revised by Buyer within 90 days after the Closing Date. If Seller and Buyer cannot agree on the final prorations within 90 days after the Closing Date, the parties hereby agree to settle any controversy, claim or dispute by arbitration conducted expeditiously in accordance with the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association ("AAA"). The arbitrator's award shall be final and binding upon the parties and appealable only upon a showing that it is, on its face, arbitrary, capricious, an abuse of discretion and/or clearly contrary to statutory or settled case law. Seller and Buyer shall share equally in the cost of the arbitration proceeding.

  1.5.    Allocation of Consideration.  Buyer and Seller agree to allocate the
          ---------------------------
Purchase Price among the Assets as set forth on Schedule 1.5 attached hereto. Each of the parties hereto shall file Form 8594 Asset Acquisition Statement under Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") with its tax returns for the taxable year that includes the Closing Date in a manner consistent with the allocation of the Purchase Price set forth on such
Schedule 1.5 hereof and shall satisfy all other reporting requirements of
Section 1060 of the Code and any successor statutes thereto.

  1.6.    Assumption of Liabilities.  At the Closing, Buyer shall assume and
          -------------------------
agree to pay the obligations arising after the Closing Date under the Site Leases and the Advertising Contracts (collectively the "Assumed Liabilities"). Except for the Assumed Liabilities, Buyer is not hereby agreeing to assume and Buyer shall have no obligation to pay any liability of Seller or pertaining to the Assets or the Business of any nature whatsoever, contingent or otherwise. Without limiting the generality of the foregoing, it is specifically understood that the Buyer does not assume any employment contract, severance liability, litigation or accrued commissions. Seller agrees that the Assets conveyed to Buyer on the Closing Date pursuant to this Agreement will be conveyed to Buyer and received by Buyer free and clear of all liens, charges, encumbrances, taxes, imposts or levies.

  1.7.    Excluded Assets.  As used herein, the term "Excluded Assets" means the
          ---------------
leases for the Seller's office space used in connection with the Business and the office furniture, fixtures, leasehold improvements and office equipment located in those offices.

  SECTION 2.   REPRESENTATIONS AND WARRANTIES OF SELLER.

     The Seller hereby represents and warrants to Buyer as follows:

  2.1     Organization and Good Standing.  PNE is a limited liability company
          ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has all the power and authority to carry on its business as currently conducted, to enter into this Agreement and to carry out the transactions contemplated hereby. Four Winds is a corporation duly organized, validly existing and in good standing under the laws of the State of South Carolina and has all the power and authority to carry on its business as currently conducted, to

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enter into this Agreement and to carry out the transactions contemplated hereby.

  2.2     Authorization.  The execution and delivery of this Agreement by Seller
          -------------
and the consummation by Seller of the transactions contemplated hereby have been duly authorized by the governing board of the Seller. Seller has taken all action necessary for Seller to enter into this Agreement and for Seller to consummate the transactions contemplated hereby.

  2.3     Absence of Violation.  Except as set forth on Schedule 2.3 hereto,
          --------------------
neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of, or a default under, or conflict with, any term of provision of the Articles of Incorporation or bylaws of Seller or any contract, commitment, indenture, lease or other agreement to which Seller is a party or by which Seller is bound.

  2.4     Binding Obligation.  This Agreement constitutes a valid and binding
          ------------------
obligation of Seller, enforceable in accordance with its terms. Each document and instrument to be executed by Seller pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of Seller, enforceable in accordance with its terms.

  2.5     Consents.  Except as set forth on Schedule 2.5 hereto, Seller is not
          --------
subject to any statute, law, ordinance, regulation, rule determination, order, judgment, writ, injunction, decree, charter, bylaw, mortgage, deed of trust, indenture, note, agreement, commitment, lease, contract, instrument or other restriction of any kind or character whatsoever which would prevent the execution or delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, or would result in any material penalty, forfeiture or contract termination as a result thereof, without the consent of the holders of or parties to such instruments or any other parties.

  2.6     Conduct of Business and Absence of Adverse Change.   Except as set
          -------------------------------------------------
forth in Schedule 2.6, during the period of twelve (12) months prior to the date of this Agreement, there has been no material adverse change in the business, operations, prospects, assets, properties or commitments of Seller or in the condition (financial or otherwise) of the Business, and no fact or condition exists or to Seller's knowledge is contemplated or threatened which might cause such material adverse change in the future. During the period of twelve (12) months prior to the date of this Agreement, the Business has been conducted only in the ordinary course, and Seller has not incurred material loss of, or injury to, the assets or properties of the Business as the result of any fire, explosion, flood, windstorm, earthquake, labor trouble, riot, accident, act of God or public enemy or armed forces, or other cause

  2.7     Taxes.  Seller will be responsible for filing all federal, state,
          -----
county and local income, excise, property, withholding, workers unemployment compensation, franchise or doing business and other tax returns for all periods ending on or before the Closing Date which are required to be filed by Seller; and such returns are or will be true, correct and complete in all material respects. Seller will be responsible for paying all Taxes, estimated taxes, interest, penalties, assessments and deficiencies which have become due in respect of such Taxes. There

                                       5
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are no liens outstanding for any Taxes upon any of the Assets. For the purposes of this Agreement, "Taxes" means all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, excise, property, sales, and franchise taxes, imposed with respect to the Business or the transactions contemplated hereby by the United States, or any state, county, local, or foreign government or a subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

  2.8     Licenses and Authorizations.  On the date hereof, the licenses,
          ---------------------------
permits and authorizations set forth in Schedule 1.1(c) hereto are in full force and effect and, to the best of Seller's knowledge, constitute all licenses, permits and authorizations which are required for the operation of the Business as operated by the Seller on the date hereof.

  2.9     Personal Property.  Schedule 1.1(a) attached hereto is a complete and
          -----------------
accurate list, as of the date thereof, of all Sites and of all painted bulletins, poster panel and other outdoor advertising displays and structures used in the operation of the Business.

  2.10    Real Property.  Seller owns and holds fee simple title to the real
          -------------
property listed on Schedule 2.10 attached hereto (the "Owned Real Property").
Schedule 1.1(b) reflects all real property leased by the Seller (the "Leased Real Property"). The Owned Real Property and the Leased Real Property are collectively referred to herein as the "Real Property." Each parcel of Leased Real Property is subject to a Site Lease. The Owned Real Property and Seller's interest in the Leased Real Property is and, at the Closing, will be, free and clear of any mortgage, pledge, lien, encumbrance, charge, security interest, restriction or covenant. Except as set forth in Schedule 2.10, there is no pending, or to the Seller's knowledge, threatened condemnation or similar proceeding that would adversely affect or impair the rights of the Buyer with respect to any Real Property or would adversely affect or impair the operation of the Business thereon.

  2.11    Other Contracts and Commitments.  Except for the Site Leases and the
          -------------------------------
Advertising Contracts (the "Scheduled Contracts"), Seller is not a party to any oral or written contract or agreement for which Buyer or the Assets will be liable after Closing. Each of the Scheduled Contracts is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto. To the best of Seller's knowledge, all necessary governmental approvals with respect thereto have been obtained, all necessary filings or registrations therefor have been made, and there have been no threatened cancellations thereof nor outstanding material disputes thereunder. To the best of Seller's knowledge, Seller has in all material respects performed all the obligations required to be performed by it to date thereunder. To the best of Seller's knowledge, no party is in default under any of the contracts, agreements, commitments or other instruments described in the Schedules attached hereto, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default. Except for liabilities after the Closing Date in respect of the Assumed Liabilities, Buyer has and will not have any liability in respect of the Scheduled Contracts.

  2.12    Reports.  All returns, reports and statements relating to the Business
          -------
currently required to be filed by Seller with any governmental instrumentality have been filed and

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

complied with and are materially true, correct and complete. All such reports, returns and statements shall continue to be filed on a current basis until the Closing Date, and will be true, correct and complete.

  2.13    Title to Assets.   Except as set forth on Schedule 1.3(b) attached
          ---------------
hereto, Seller has good and marketable title the Assets free and clear of all liens, mortgages, pledges, and encumbrances. The Scheduled Contracts are freely assignable or, if consent to the contracting party is required, Seller will use its best efforts to secure such consent.

  2.14    Employees.  With respect to Seller's employees, no contract, deferred
          ---------
compensation agreement, pension, profit sharing or retirement plan, or any other agreement with employees of Seller (collectively, the "Employee Agreements") shall be binding upon Buyer.

  2.15    Environmental Matters.  Except as set forth in Schedule 2.15 attached
          ---------------------
hereto, to the best of Seller's knowledge but with no independent investigation:

          (a) Seller is, and has been, in material compliance with all applicable federal, state and local environmental protection laws, rules, regulations and orders applicable to it, to the Assets or to the conduct of the Business;

          (b) There are not, and have not been claims of noncompliance against Seller relating to the materials or substances produced, discharged, released or emitted from or by Seller or the Business;

          (c) Seller has all permits and other approvals required for the generation, handling, treatment, storage and disposal of wastes produced in the Business and the storage, treatment, discharge, emission and disposal of hazardous waste, hazardous substances, pollutants, contaminants, materials, products and by-products from the Business; and

          (d) There has been no intentional disposal of hazardous substances, wastes, pollutants, contaminants, materials, products or by-products by Seller and no discharge, disposal, spill or intentional release of hazardous substances, wastes, pollutants, contaminants, materials, products or by-products by Seller which Seller is required by law to report to any governmental agency.

  2.16    Compliance with Applicable Laws.  Except as set forth in Schedule
          -------------------------------
2.16 attached hereto, to the Seller's knowledge, Seller has complied and is in compliance with all statutes, laws, ordinances, regulations, rules, orders, determinations, writs, injunctions, awards, judgments and decrees applicable to Seller, to the Assets, or to the operation and conduct of the Business. To Seller's knowledge, no employee, agent, representative or other person acting on the authority of Seller has paid or received any bribe or other unlawful payment of money or other thing of value, or furnished or been given any other unlawful inducement to or from any person, business association or governmental entity in the United States or elsewhere in connection with or in furtherance of the business of Seller and Seller's business is not in any manner dependent upon the making or receipt of such payment, discounts or other inducements.

                                       7
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  2.17    Transactions with Related Parties.  Seller has no reason to believe
          ---------------------------------
that any income of the Business is dependent upon or conditioned on the Business's affiliation with any affiliate and has no reason to believe that any income source will not be available to Buyer after Closing due to lack of such affiliation. As used in this Agreement, "affiliate" means: (a) with respect to a person, any member of such person's family; (b) with respect to an entity, any officer, director, shareholder, partner or investor or in such entity or of or in any affiliate of such entity; and (c) with respect to a person or entity, any person or entity which directly or indirectly controls, is controlled by, or is under common control with such person or entity; and "control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise).

  2.18    Advertisers.  Schedule 2.18 attached hereto lists the ten largest
          -----------
advertisers of the Business during the twelve-month period ending December 31, 2000 and states for each advertiser the dollar volume of sales, the term of the contract and the rates paid by such advertiser. Seller does not have any information and has no reason to believe that any of such advertisers intend to cease advertising with the Business, nor has any information been brought to the attention of Seller which might reasonably lead it to believe any of such advertisers intends to alter the amount of such purchases.

  2.19    Trade Outs.  Schedule 2.19 attached hereto is a true, correct and
          ----------
complete list of all trade or barter agreements of Seller (advertising exchanged for goods and services with third parties) as of the date hereof, including the nature of the trade, the parties to the trade and the positive or negative trade balance. At the Closing Date, the net reciprocal trade or barter account balance will be positive.

  2.20    Copies of Documents.  True, correct and complete copies of all Site
          -------------------
Leases, Advertising Contracts, insurance policies, mortgages, indentures, notes, leases, agreements, contracts and other instruments and documents listed in all Schedules attached hereto have been heretofore or will be made available to Buyer.

  2.21    Disclosure.  The representations and warranties by Seller in this
          ----------
Agreement do not contain any untrue or misleading statement of material fact or omit any material fact known to Seller and necessary to make the statements contained therein not materially misleading.

SECTION 3.     REPRESENTATIONS AND WARRANTIES OF BUYER.

     The Buyer hereby represents and warrants to Seller as follows:

  3.1     Organization and Standing.  Buyer has been duly organized as a limited
          -------------------------
partnership and is validly existing and in good standing under the laws of the State of Minnesota. Buyer has all requisite power and authority to carry on its business as currently conducted, to enter into this Agreement and to carry out the transactions contemplated hereby and thereby.

  3.2     Authorization.  The execution and delivery of this Agreement by Buyer
          -------------
and the

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

consummation by Buyer of the transactions contemplated hereby have been duly authorized. Buyer has taken all partnership action necessary for Buyer to enter into this Agreement and for Buyer to consummate the transactions contemplated hereby and thereby.

  3.3            Absence of Violation.  Neither the execution and delivery of
                 --------------------
this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of, or a default under, or conflict with, any term or provision of the partnership agreement of Buyer or any contract, commitment, indenture, lease or other agreement to which Buyer is a party or by which Buyer is bound.

  3.4            Binding Obligation.  This Agreement constitutes a valid and
                 ------------------
binding obligation of Buyer, enforceable in accordance with the respective terms. Each document and instrument to be executed by Buyer pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of Buyer, enforceable in accordance with its terms.

  3.5            Litigation and Disputes.  There are no actions, suits, claims,
                 -----------------------
arbitrations, proceedings or investigations pending, threatened or, to the knowledge of Buyer, reasonably anticipated against or affecting Buyer or its assets, properties or business, or this Agreement, at law or in equity or admiralty, before or by any arbitrator or governmental authority, and Buyer is not operating under, subject to or in default with respect to, any order, writ, injunction, decree or judgment or any court or governmental authority. Buyer is not currently involved in any dispute with any of its agents, suppliers, business consultants or other independent contractors affecting it or its assets, properties or business.

  3.6            Consents.  Except as set forth on Schedule 3.6 hereto, Buyer is
                 --------
not subject to any statute, law, ordinance, regulation, rule determination, order, judgment, writ, injunction, decree, charter, bylaw, mortgage, deed of trust, indenture, note, agreement, commitment, lease, contract, instrument or other restriction of any kind or character whatsoever which would prevent the execution or delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, or would result in any material penalty, forfeiture or contract termination as a result thereof, without the consent of the holders of or parties to such instruments or any other parties.

  3.7      Disclosure.  The representations by the Buyer in this Agreement do
           ----------
not contain any untrue or misleading statement of material fact or omit any material fact known to Buyer and necessary to make the statements contained therein not materially misleading.

  3.8      Broker's or Finder's Fees.  No agent, broker, investment banker, or
           -------------------------
other person or firm acting on behalf of Buyer or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement.

  SECTION 4.   AFFIRMATIVE COVENANTS OF SELLER.

     Between the date of this Agreement and the Closing Date, Seller will continue to operate the Assets in the usual and ordinary course of business, in conformity with all applicable laws, ordinances, regulations, rules and orders, and consistent with past practice. Seller will provide Buyer and representatives of Buyer with reasonable access during normal business hours to the properties, titles, contracts, books, files, logs, records and affairs of Seller, and furnish such additional information concerning the Business as Buyer may from time to time reasonably request it being understood, however, that no such investigation shall affect the representations and warranties of Seller or the conditions to Closing contained in this Agreement. Seller will notify Buyer in writing of any material adverse change in the assets, liabilities, business, operations, prospects, properties or condition (financial or otherwise) of the Business including, but not limited to, information (including copies of all documents and records relating thereto) concerning all material claims asserted against or affecting the Business or its assets, properties or business and concerning all (regardless of materiality thereof) actions, suits or proceedings instituted or threatened against or affecting the Business or its assets, properties or business before or by any court or governmental authority. Seller shall pay any broker's or finder's fee or any other commission or similar fee payable to any agent, broker, investment banker, or other person or firm acting directly or indirectly on behalf of Seller or under its authority in connection with the transactions contemplated by this Agreement.

  SECTION 5. COVENANT NOT TO COMPETE. At the Closing, the Seller shall execute and deliver a Covenant Not to Compete in the form attached hereto as Exhibit A (the "Covenant Not to Compete") pursuant to which the Seller will agree for a period of 3 years following the Closing Date not to compete with the Business in the counties in which the Business is now operated. The consideration for the Covenant Not to Compete is included in the Purchase Price.

  SECTION 6.   CLOSING.

     6.1   Closing.  The closing of the transactions contemplated by this
           -------
Agreement (the "Closing") shall occur on the date on which all conditions to Closing have been satisfied or waived, or at such other time as the parties shall mutually agree. The Closing shall take place at the offices of the Buyer in Atlanta, Georgia, or such other place as the parties may agree. The date on which Closing occurs is referred to herein as the "Closing Date".

     6.2   Deliveries by Seller.  At the Closing, Seller shall execute where
           --------------------
appropriate and deliver to Buyer the following:

          (a) warranty deeds, bills of sale, instruments of assignment and other transfer and lien release documents in form and substance mutually agreed upon by Seller and Buyer as may be necessary to transfer the Assets to Buyer free and clear of all liens, claims and encumbrances;

          (b) the Covenant Not to Compete; and

          (c) such other certificates and instruments as Buyer may reasonably request in writing to evidence the consummation of the transactions contemplated hereby.

     6.3   Deliveries by Buyer.  On the Closing Date, Buyer shall execute where
           -------------------
appropriate and deliver to Seller the following:

           (a) the portion of the Purchase Price for the Assets as set forth in
Section 1.3(c) hereof;

           (b) an assumption agreement in form and substance mutually agreed upon by Seller and Buyer whereby Buyer assumes the Assumed Liabilities;

           (c) the Covenant Not to Compete; and

           (d) such other certificates and instruments as Seller may reasonably request in writing to evidence the consummation of the transactions contemplated hereby.

  SECTION 7.   SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

     7.1   Survival of Representations.  All representations, warranties,
           ---------------------------
covenants, agreements and indemnities made by any party to this Agreement herein shall also be deemed made on and as of the Closing Date as though such representations, warranties, covenants, agreements and indemnities were made on and as of such date, and all such representations, warranties, covenants, agreements and indemnities shall survive the Closing and any investigation, audit or inspection at any time made by or on behalf of any party hereto. The representations and warranties in Section 2.13 shall not be subject to any limitations as to time. All other representations and warranties shall survive the Closing for a period of one (1) year from and after the Closing Date.

     7.2   Indemnification by Seller.  Seller hereby agrees to indemnify, defend
           -------------------------
and hold harmless Buyer and its shareholders, officers, directors, employees, agents and affiliates from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses including, but not limited to, interest, penalties and reasonable attorneys' fees and disbursements, asserted against, relating to, imposed upon or incurred by Buyer or said indemnified related party, directly or indirectly, by reason of or resulting from:

          (a) any material breach of the representations and warranties or noncompliance with any covenants, agreements or undertakings by Seller contained in or made pursuant to this Agreement;

          (b) any and all liabilities or claims (absolute, contingent or existing) against Buyer arising or accruing from events, occurrences or omissions prior to the close of business on the Closing Date relating to the operation of the Business; and

          (c) any and all liabilities to or claims of a third party arising out of litigation due to the conduct of the business of Seller prior to the close of business on the Closing Date, whether or not disclosed on any Schedule attached hereto.

     7.3   Indemnification by Buyer.  Buyer hereby agrees to indemnify, defend
           ------------------------
and hold harmless Seller and its shareholders, officers, directors, employees, agents and affiliates from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses including, but not limited to, interest, penalties and reasonable attorneys' fees and disbursements, asserted against, relating to, imposed upon or incurred by Seller or said indemnified related party, directly or indirectly, by reason of or resulting from:

          (a) any material breach of the representations and warranties or noncompliance with any covenants, agreements or undertakings by Buyer contained in or made pursuant to this Agreement;

          (b) any and all liabilities or claims (absolute, contingent or existing) against Seller arising or accruing from events, occurrences or omissions after the close of business on the Closing Date relating to the operation of the Business; and

          (c) any and all liabilities to or claims of a third party arising out of litigation due to the conduct of the business of Buyer after the close of business on the Closing Date.

     7.4   Limitation on Indemnity Claims.  Notwithstanding any provision herein
           ------------------------------
to the contrary, (a) no party hereto shall be liable for indemnification claims until the aggregate amount of such claims exceeds $100,000, from and after which time the indemnitor shall be liable for all such claims, hereunder (including the first $100,000 of such claims), and (b) no indemnitor shall be liable for indemnification claims in excess of the amount of the Purchase Price.

  SECTION 8.   CONDITIONS PRECEDENT.

     8.1   Buyer's Performance.  The obligations of Buyer hereunder are subject
           -------------------
to the conditions that on or before the Closing Date hereunder:

          (a) All conditions required by this Agreement to be performed or complied with prior to or at the Closing Date hereunder shall have been so performed or complied with.

          (b) All consents and approvals of governmental bodies, lenders, lessors and other third parties, including, but not limited to, the expiration or termination or the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), required to be obtained in order to consummate the transactions contemplated under this Agreement shall have been obtained.

          (c) No litigation, investigation or proceeding, including but not limited to bankruptcy or insolvency proceedings, shall have been instituted or threatened against Seller which would materially adversely affect the Business or the Assets and/or the operation of the

Business or the Assets, and there shall have been no materially adverse change in the condition of the Business or the Assets.

          (d) Seller shall have executed and delivered at the Closing all of the instruments required of it herein and all of the representations and warranties of Seller shall be true and correct on the Closing Date and each and all of the agreements and covenants of Seller to be performed on or before the Closing Date pursuant to this Agreement shall have been duly performed.

     8.2   Seller's Performance.  The obligations of Seller hereunder are
           --------------------
subject to the conditions that on or prior to the Closing Date:

          (a) All conditions required by this Agreement to be performed or complied with prior to or at the Closing Date hereunder shall have been so performed or complied with.

          (b) The applicable waiting period under the HSR Act shall have expired or terminated.

          (c) Buyer shall have executed and delivered at the Closing all of the instruments required of it herein and all of the representations and warranties of Buyer shall be true and correct on the Closing Date and each and all of the agreements and covenants of Buyer to be performed on or before the Closing Date pursuant to this Agreement shall have been duly performed.

  SECTION 9.   MISCELLANEOUS.

     9.1  Additional Actions and Documents.  Each of the parties hereto hereby
          --------------------------------
agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order fully to effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the Closing.

     9.2   Expenses.  Each party hereto shall pay its own expenses incident to
           --------
this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

     9.3   Entire Agreement; Amendment.  This Agreement, including the Schedules
           ---------------------------
hereto and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought. All schedules and exhibits hereto shall be deemed part of this Agreement and incorporated herein, where applicable, as if fully set forth herein.

     9.4   Waiver.  No delay or failure on the part of any party hereto in
           ------
exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege to be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any part hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

     9.5   Severability.  If any part of any provision of this Agreement or any
           ------------
other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

     9.6   Governing Law.  This Agreement, the rights and obligations of the
           -------------
parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of South Carolina.

     9.7   Notices.  All notices, requests and other communications from any of
           -------
the parties hereto to the other shall be in writing and shall be considered to have been duly given or served when personally delivered (in the case of a corporate entity, to an executive officer of such party), or on the first day after the date of deposit with Federal Express for next day delivery, postage prepaid, or on the third day after deposit in the United States mail, certified or registered, return receipt requested, postage prepaid, or on the date of telecopy, fax or similar telephonic transmission during normal business hours, provided that the recipient has specifically acknowledged by telephone receipt of such telecopy, fax or telephonic transmission; addressed, in all cases, to the party at his or its address set forth below, or to such other address as such party may hereafter designate by written notice to the other parties.

     If to Seller:

           PNE Media, LLC
           2104 Stanley Terrace
           Union, NJ 07083

     with a copy to (which copy shall not constitute notice):

           Kilpatrick Stockton LLP
           1100 Peachtree Street
           Suite 2800
           Atlanta, GA  30309-4530
           Attention: R. Alexander Bransford, Jr., Esq.

     If to Buyer:

           Adams Outdoor Advertising Limited Partnership
           1380 W. Paces Ferry Road, N.W.
           Suite 170, South Wing
           Atlanta, GA  30327

     with a copy to (which copy shall not constitute notice):

           Kaplan, Strangis and Kaplan, P.A.
           5500 Norwest Center
           90 South Seventh Street
           Minneapolis, MN  55402
           Attention: Robert T. York, Esq.

     9.8   Headings.  Article and Section headings contained in this Agreement
           --------
are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     9.9   No Third Party Beneficiaries.  Nothing in this Agreement, express or
           ----------------------------
implied, is intended to confer upon any person, other than the parties hereto and their respective successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement or of any term, condition or covenant hereof.

     9.10  Execution in Counterparts.  To facilitate execution, this Agreement
           -------------------------
may be executed in as many counterparts as may be required, and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     9.11  Binding Effect.  Subject to any provisions hereof restricting
           --------------
assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


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                                       15

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first above written.

                              PNE MEDIA, LLC


                         By:
                             ------------------------------------------
                             Its:
                                  -------------------------------------


                         FOUR WINDS, INC.


                         By:
                             ------------------------------------------
                             Its:
                                  -------------------------------------



                         ADAMS OUTDOOR ADVERTISING
                         LIMITED PARTNERSHIP

                         By: Adams Outdoor Advertising, Inc.
                             Its Managing General Partner


                         By:
                             ------------------------------------------
                             Its:
                                  -------------------------------------

                                       16